UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
______________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 22, 2022
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The Andersons, Inc.
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(Exact name of registrant as specified in its charter)

Ohio	000-20557	34-1562374
(State of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
1947 Briarfield Boulevard
Maumee, Ohio 43537
(Address of principal executive offices) (Zip Code)

(419) 893-5050
(Registrant’s telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[☐] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[☐] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[☐] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[☐] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol	Name of each exchange on which registered:
Common stock, $0.00 par value, $0.01 stated value	ANDE	The NASDAQ Stock Market LLC
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Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
[☐] Emerging growth company
[☐] If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Compensatory Arrangements of Certain Officers

On February 22, 2022, The Andersons, Inc. (the "Company") entered into an amended and restated employment agreement ("Employment Agreement") with Trade & Processing President, William E. Krueger.

Under the terms of the Employment Agreement in connection with his position as Trade & Processing President, Mr. Krueger is entitled to the following:

•$750,000 annual base salary;
•Upon the achievement of target-level performance, an annual bonus of one hundred fifty-eight and one-third percent (158.33%) of his annual base salary, or $1,187,475;
•Beginning in 2022, eligible for annual equity incentive grants pursuant to the Company’s 2019 Long-Term Incentive Compensation Plan, with a target grant date value of seventy-five percent (75%) of his annual base salary, or $562,500; and
•All of the Company’s benefit plans or arrangements in effect from time to time with respect generally to senior executives, including the Change in Control and Severance Agreement;

The Employment Agreement is for a one-year term commencing as of February 22, 2022 and thereafter continuing automatically on a year to year basis unless either the Company or Mr. Krueger shall give not less than 6 months’ prior written notice to the other of such party’s intent not to continue the Employment Agreement at the end of the then-current term.

Item 9.01 Financial Statements and Exhibits
(d) Exhibits:

Exhibit No.	Description

104	Inline XBRL for the cover page of this Current Report on Form 8-K

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Andersons, Inc.

February 28, 2022	By:	/s/ Christine M. Castellano

Christine M. Castellano
Executive Vice President, General Counsel and Corporate Secretary